                                                                    Exhibit 23.2

              CONSENT OF PANNELL KERR FORSTER, INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 2, 2000 and March 5, 2000, in the Registration Statement (Form S-1) and related Prospectus of AremisSoft Corporation for the registration of shares of its common stock.


/s/ Pannell Kerr Forster

London, England

March 5, 2000
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                                                                   Exhibit 23.2


              CONSENT OF PANNELL KERR FORSTER, INDEPENDENT AUDITORS




         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 3, 2000, in the Registration Statement (Form S-1) and related Prospectus of AremisSoft Corporation for the registration of shares of its common stock.


/s/ Pannell Kerr Forster

Nicosia, Cyprus

March 3, 2000